UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

Keenova Therapeutics plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices)

+353 1 6960000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 31, 2026, Keenova Therapeutics plc (the “Company”) closed the previously disclosed sale of its Percocet and Endocet businesses (the “Business”) to Par Health, Inc (“Par Health”). Consideration for the transaction is expected to total approximately $250.0 million, consisting of an upfront purchase price of $25.0 million, subject to customary adjustments for cash, debt and working capital, and quarterly earnout payments payable in cash, related to the gross profit of the Business over a period of five years following the closing of the transaction. Following closing of the transaction and completion of related transition services, the Company will no longer market, manufacture or distribute opioid products.

Information Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “will,” “may,” “plan,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements in this Current Report include statements regarding the expected total consideration. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations and are not predictions of actual performance. Therefore, you should not rely on any of these forward-looking statements. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the performance of the Business and its ability to generate gross profits following the closing of the transaction and other risks and uncertainties affecting the Company, including those described under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on April 15, 2026, and other filings and furnishing with the SEC. These filings, when available, are available on the investor relations section of the Company’s website at https://investor.keenova.com/ or on the SEC’s website at https://www.sec.gov. The forward-looking statements included in this current report are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2026

KEENOVA THERAPEUTICS PLC
(registrant)

By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President, Chief Legal Officer & Corporate Secretary